Exhibit 10.8

AMENDMENT

This Amendment, dated February 16, 2022 is delivered pursuant to Section 4.4 of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated November 12, 2021, between the undersigned and the other Loan Parties, as the Grantors, and JPMorgan Chase Bank, N.A., as the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Security Agreement”) and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Security Agreement and shall secure all Secured Obligations referred to in the Security Agreement.

IPOWER INC.,
a Nevada corporation

By /s/ Kevin Vassily
Name: Kevin Vassily
Title: Chief Financial Officer

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SCHEDULE I TO AMENDMENT

STOCKS

Name of Grantor	Issuer	Number of Shares	Class of Stock	Percentage of Outstanding Shares
iPower Inc.	Anivia Limited	32,500	Ordinary Shares	65%
Aravia Limited	Fly Elephant Limited	6.500	Ordinary Shares	65%
Fly Elephant Limited	Dayou Renzai (Shenzhen) Technology Co., Ltd.	65	Ordinary Shares	65%

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